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                                                                    EXHIBIT 99.3

          CONSENT TO THE INCLUSION OF NAME IN REGISTRATION STATEMENT


          Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director in the Registration Statement on Form S-4 of CDnow/N2K, Inc. and any amendment thereto.



Date:     February __, 1999         /s/ Robert David Grusin
                                    --------------------------------------
                                    Name: Robert David Grusin